UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):   October 16, 2006


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                733 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement
            ------------------------------------------

	On October 16, 2006, the Executive Compensation and Stock Option Committee (the "Committee") of the Board of Directors of Financial Federal Corporation established a fiscal 2007 performance-based cash bonus for Paul
R. Sinsheimer, Chairman, President and Chief Executive Officer (the "CEO") under the 2001 Management Incentive Plan. The CEO is eligible to earn a performance-based cash bonus for fiscal 2007 ranging from $0 to $900,000 as determined according to the performance matrix established by the Committee based on the Company's diluted earnings per share for fiscal 2007 and as certified by the Committee. The Committee may use its discretion to reduce the cash bonus determined according to the performance matrix. In the event of the CEO's death or disability or a sale of the Company before the end of fiscal 2007, the Committee will pay a bonus of at least $300,000 (but not to exceed $900,000) to the CEO. The CEO's annual base salary remains unchanged at $600,000.


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

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        ----------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer (Principal
                                        Financial Officer)


October 18, 2006
----------------
(Date)


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